UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):        December 5, 2006

JENNIFER CONVERTIBLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-9681                                                               11-2824646

                   (Commission File Number)                                  (IRS Employer Identification No.)

419 Crossways Park Drive, Woodbury, New York                                                 11797

         (Address of Principal Executive Offices)                                                          (Zip Code)

(516) 496-1900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

            On January 5, 2006, we received a letter from the American Stock Exchange (the “Exchange”) advising us that we were not in compliance with one of the Exchange’s requirements for continued listing.  Accordingly, in order to maintain the continued listing of our common stock, we were required to submit a plan of compliance (the “Plan”) to the Exchange demonstrating that we would be in compliance with all of the Exchange’s requirements for continued listing within 18 months of the January 5, 2006 letter.  We submitted the Plan to the Exchange on February 3, 2006.

            On March 1, 2006, we received a letter from the Exchange indicating that the Exchange had completed its review of the Plan and that the Exchange had determined that the Plan makes a reasonable demonstration of our ability to regain compliance with the Exchange’s continued listing standards by the end of the plan period, which has been determined to be no later than July 5, 2007 (the “Plan Period”).  The Exchange has granted us an extension of time until the end of the Plan Period to regain compliance with the Exchange’s continued listing standards.

            On December 5, 2006, we received a letter from the Exchange indicating that based on our filing of our Form 10-K for the fiscal year ended August 28, 2006, we have resolved the continued listing deficiencies.  However, pursuant to Section 1009(f) of the Exchange’s Company Guide, our Plan Period will remain open until we are able to demonstrate compliance with continued listing standards for two consecutive quarters.  If we do not demonstrate compliance for two consecutive quarters or by the end of the Plan Period, the Exchange will initiate delisting procedures.  While we believe that we will demonstrate compliance prior to the end of the Plan Period, there can be no assurance that we will achieve the required compliance to such time.

Item 9.01        Financial Statements and Exhibits.

            (d)  Exhibits

            99.1      Press release issued by Jennifer Convertibles, Inc. dated December 8, 2006 relating to the delisting letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2006	Jennifer Convertibles, Inc.

	By:	/s/ Harley J. Greenfield
	Name:	Harley J. Greenfield
	Title:	Chief Executive Officer